UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): November 16, 2017

America's Car-Mart Inc.
(Exact Name of Registrant as Specified in Charter)

Texas	0-14939	63-0851141
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

802 SE Plaza Avenue, Suite 200, Bentonville, Arkansas 72712
(Address of Principal Executive Offices) (Zip Code)

(479) 464-9944
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [    ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [    ]

Item 2.02. Results of Operations and Financial Condition.

On November 16, 2017, America’s Car-Mart, Inc. issued a press release announcing its operating results for the second fiscal quarter of the fiscal year ending April 30, 2018. The press release contains certain financial, operating and other information for the period ended October 31, 2017. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2., the information contained in Items 2.02 and 9.01 of this Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1934, as amended. America’s Car-Mart, Inc. undertakes no obligation to update or revise this information.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 16, 2017, America’s Car-Mart, Inc. (“Car-Mart” or the “Company”) announced that it had appointed Vickie D. Judy to be the Company’s Chief Financial Officer effective January 1, 2018. Ms. Judy will replace Jeffrey A. Williams, who will assume the role of CEO of the Company as previously announced on August 17, 2017.

Ms. Judy, age 51, has served as Principal Accounting Officer of the Company since March 2016 and Vice President of Accounting since August 2015. Since joining Car-Mart in May 2010, Ms. Judy has also served as Controller and Director of Financial Reporting. Ms. Judy is a Certified Public Accountant and prior to joining the Company her experience included approximately five years in public accounting with Arthur Andersen & Co. and approximately 17 years at National Home Centers, Inc., a home improvement products and building materials retailer, most recently as Vice President of Financial Reporting. Ms. Judy will be paid an annual salary of $225,000 effective January 1, 2018.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit 99.1	Press release announcing operating results for the second fiscal quarter ended October 31, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

America's Car-Mart Inc.

Date: November 17, 2017	By:	/s/ Jeffrey A. Williams
Jeffrey A. Williams
President, Chief Financial Officer and Secretary (Principal Financial Officer)

Exhibit Index

Exhibit 99.1	Press release announcing operating results for the second fiscal quarter ended October 31, 2017.